   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 20, 1997


                                           REGISTRATION STATEMENT NO.

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                        AFFILIATED MANAGERS GROUP, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                             6719                            04-32-18510
   (State or other jurisdiction       (Primary Standard Industrial             (I.R.S. Employer
 of incorporation or organization)     Classification Code Number)            Identification No.)

                            ------------------------
                      TWO INTERNATIONAL PLACE, 23RD FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 747-3300
  (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive office)
                            ------------------------
                                WILLIAM J. NUTT
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                        AFFILIATED MANAGERS GROUP, INC.
                      TWO INTERNATIONAL PLACE, 23RD FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 747-3300
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------
                                   COPIES TO:

            MARTIN CARMICHAEL III, P.C.                             DAVID B. HARMS, ESQ.
            GOODWIN, PROCTER & HOAR LLP                             SULLIVAN & CROMWELL
                   Exchange Place                                     125 Broad Street
            Boston, Massachusetts 02109                           New York, New York 10004
                   (617) 570-1000                                      (212) 558-4000

                            ------------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.
                            ------------------------
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]


    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [X] File No. 333-34679


    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ______________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                        CALCULATION OF REGISTRATION FEE

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
--------------------------------------------------------------------------------
                                                                 PROPOSED MAXIMUM
                  TITLE OF EACH CLASS OF                            AGGREGATE                   AMOUNT OF
              SECURITIES TO BE REGISTERED(1)                    OFFERING PRICE(2)            REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value...............................         $17,537,500                   $5,315
===================================================================================================================



(1) The shares of Common Stock are not being registered for the purpose of offers or sales outside the United States.



(2) Includes shares of Common Stock which the Underwriters have the option to purchase solely to cover overallotments, if any.


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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The contents of the Registration Statement filed by Affiliated Managers Group, Inc. with the Securities and Exchange Commission (File No. 333-34679) pursuant to the Securities Act of 1933, as amended, including the exhibits thereto, are incorporated by reference into this Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on November 20, 1997.

                                            AFFILIATED MANAGERS GROUP, INC.

                                            By: /s/ WILLIAM J. NUTT
                                              ----------------------------------
                                              WILLIAM J. NUTT
                                              PRESIDENT, CHIEF EXECUTIVE OFFICER
                                                AND CHAIRMAN OF THE BOARD OF
                                                DIRECTORS

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              SIGNATURES                             TITLE                       DATE
  -----------------------------------  ----------------------------------  -----------------


          /s/ WILLIAM J. NUTT          President, Chief Executive Officer  November 20, 1997
  -----------------------------------  and Chairman of the Board of
            WILLIAM J. NUTT            Directors (Principal Executive
                                       Officer)

                   *                   Senior Vice President (Principal    November 20, 1997
  -----------------------------------  Financial Officer and Principal
            BRIAN J. GIRVAN            Accounting Officer)

                   *                   Director                            November 20, 1997
  -----------------------------------
           RICHARD E. FLOOR

                   *                   Director                            November 20, 1997
  -----------------------------------
            ROGER B. KAFKER

                   *                   Director                            November 20, 1997
  -----------------------------------
           P. ANDREWS MCLANE

                   *                   Director                            November 20, 1997
  -----------------------------------
           W.W. WALKER, JR.

                                       Director                            November 20, 1997
  -----------------------------------
          JOHN M.B. O'CONNOR

*By: /s/ NATHANIEL DALTON

     --------------------------------------------
     NATHANIEL DALTON, ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

     5.1     Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being offered
    23.1     Consent of Counsel (included in Exhibit 5.1 hereto)
    23.2     Consent of Coopers & Lybrand L.L.P. (Boston)
    23.3     Consent of Coopers & Lybrand L.L.P. (Chicago)
    23.4     Consent of Coopers & Lybrand L.L.P. (New York)
    23.5     Consent of KPMG Peat Marwick LLP